THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
CONNECTICUT GENERAL LIFE INSURANCE COMPANY
UNUM LIFE INSURANCE COMPANY OF AMERICA
FIRST UNUM LIFE INSURANCE COMPANY OF AMERICA

Lincoln Life Variable Annuity Account T
Lincoln Life Variable Annuity Account W
Lincoln National Variable Annuity Account C
Lincoln Life Variable Annuity Account JL-A
Lincoln Life Variable Annuity Account JF-I
Lincoln Life Variable Annuity Account JF-II
Lincoln National Variable Annuity Fund A
VA I Separate Account of UNUM Life Insurance Company
VA I Separate Account of First UNUM Life Insurance Company
CG Variable Annuity Separate Account II
CIGNA Variable Annuity Separate Account I

Supplement Dated May 1, 2025 to the Prospectus

The following information is an update to your last effective prospectus, as supplemented:

All prospectuses and other shareholder reports will be made available on www.lfg.com/VAprospectus. The prospectus for your variable annuity contract provides detailed information about the Contract. You should also review the prospectuses for the funds and keep all prospectuses for future reference.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Cybersecurity Risks and Business Interruption Risks. We rely heavily on our computer systems and those of our business partners and service providers to conduct our business. As such, our business is vulnerable to cybersecurity risks and business interruption risks. These risks include, among other things, the theft, loss, misuse, corruption and destruction of data; interference with or denial of service; attacks on websites or systems; operational disruptions; and unauthorized release of confidential customer or business information. Cybersecurity risks affecting us, any third-party administrators, underlying funds, index providers, intermediaries, and service providers may adversely affect us and/or your Contract. For instance, systems failures and cyberattacks may interfere with our processing of Contract transactions, including order processing; impact our ability to calculate Accumulation Unit values or other Contract values; cause the release and possible destruction of confidential customer or business information; and/or subject us to regulatory fines, litigation, financial losses or reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that systems disruptions, cyberattacks and information security breaches will always be detected, prevented, or avoided in the future.
In addition to cybersecurity risks, we are exposed to risks related to natural and man-made disasters, such as (but not limited to) storms, fires, floods, earthquakes, public health crises, malicious acts, and terrorist acts. Any such disasters could interfere with our business and our ability to administer the Contract. For example, they could lead to delays in our processing of Contract transactions, including orders from Contract owners, or could negatively impact our ability to calculate Accumulation Unit values or other Contract values. They may also impact the issuers of securities in which the underlying funds invest (or the securities that compose an Index), which may cause your Contract to lose value. There can be no assurance that negative impacts associated with natural and man-made disasters will always be avoided.
Records and Reports. The address of State Street Bank and Trust Company, the accounting services providers of the Variable Annuity Account, changed to: 2323 Grand Boulevard, 5th Floor, Kansas City, MO 64108.
Distribution of the Contracts. As of May 6, 2024, Lincoln Financial Group and Osaic, Inc. entered into an agreement whereby Osaic acquired Lincoln Financial Advisors Corporation and Lincoln Financial Securities Corporation (collectively “LFN”). All references to LFN in your prospectus, including the paragraph titled “Compensation Paid to LFN”, may be disregarded.